SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is among GREAT EXPECTATIONS AND ASSOCIATES, INC., a Colorado corporation, which as soon as possible following the closing of the Share Exchange and Reorganization Agreement (as defined below) intends to change its name to Advaxis, Inc. (the "COMPANY"), and the Investors (as defined below) signatory hereto, and dated, with respect to the Company, as of September 14, 2004 and, with respect to each Investor, as of such Investor's date of execution set forth on such Investor's signature page hereto.

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement; and

      WHEREAS, pursuant to that certain Escrow Agreement, dated as of the date hereof, among the Company, Continental Stock Transfer & Trust Company (the "ESCROW AGENT") as escrow agent, and Sunrise Securities Corp. (the "PLACEMENT AGENT"), all subscriptions for the Company's securities pursuant to this Agreement will be held in escrow (the "ESCROW") by the Escrow Agent in a non-interest bearing account entitled "CST&T Advaxis Escrow Account" until accepted and until the Closing at which such subscription monies will be delivered as payment for securities purchased hereunder.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

            "ACTION" means any action, claim, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

            "ADVAXIS" means Advaxis, Inc., a Delaware corporation.

            "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

            "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "CLOSING" means the closing of the purchase and sale of the Securities on the Initial Closing Date or any Subsequent Closing Date pursuant to Section 2.1.

            "CLOSING DATE" shall mean any of the Initial Closing Date or any Subsequent Closing Date.

            "COMBINED COMPANY" means the Company after the closing of the Share Exchange and Reorganization Agreement.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" means the common stock of the Company, no par value per share, and any securities into which such common stock may hereafter be reclassified.

            "COMPANY COUNSEL" means Reitler Brown & Rosenblatt LLC.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "GXPT" means Great Expectations and Associates, Inc., a Colorado corporation, prior to the closing of the Share Exchange and Reorganization Agreement.

            "INITIAL CLOSING" means the initial closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

            "INITIAL CLOSING DATE" means the date of the Initial Closing.

            "INVESTMENT AMOUNT" means, with respect to each Investor, the investment amount indicated below such Investor's name on the signature page of this Agreement.

            "INVESTORS" means collectively, each Person who shall subscribe for Securities hereunder and execute an Investor Counterpart to this Agreement, each individually being an "Investor".

            "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

            "MAJORITY OF INVESTORS" means, at the time of determination, Investors who have subscribed for or purchased at least 50.1% of the Shares which have, at such time, been subscribed for and/or purchased, pursuant to this Agreement.

            "PENN" means The Trustees of the University of Pennsylvania.


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

            "PENN LICENSE" means the License Agreement, effective as of June 17, 2002 between the Company and Penn, as amended.

            "PER SHARE PURCHASE PRICE" equals $0.287.

            "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "PPM" means the private placement offering memorandum dated as of September 15, 2004, of Units of the Company whereby each Unit consists of 87,108 shares of Common Stock and a Warrant to purchase 87,108 shares of Common Stock at a price of $25,000 per Unit.

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

            "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

            "REGISTRATION   RIGHTS  AGREEMENT"  means  the  Registration  Rights
Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A hereto.

            "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SECURITIES" means the Shares and the Warrants.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHARE EXCHANGE AND REORGANIZATION AGREEMENT" means the Share Exchange and Reorganization Agreement, dated as of August 25, 2004, among the Company, Advaxis and the shareholders of Advaxis.

            "SHARES" means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement, including without limitation, the Shares issuable to the Investors upon exercise of the Warrants.

            "SUBSEQUENT CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.1(b).

            "SUBSEQUENT CLOSING DATE" means the date of a Subsequent Closing.

            "SUBSIDIARY" means any "significant subsidiary" of the Company as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.

            "TERMINATION DATE" has the meaning set forth in Section 6.1(a) hereof.

            "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

            "TRADING MARKET" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market, the Over-The-Counter Bulletin Board or the "Pink Sheets" published by the National Quotation Bureau Incorporated Sheets on which the Common Stock is listed or quoted for trading on the date in question.

            "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement, Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "WARRANTS" means the five year warrants to purchase up to an aggregate of 87,108 shares of Common Stock at exercise price of $0.40 per share in the form attached hereto as Exhibit B, which Warrants are subject to early cancellation if the average Closing Prices (as defined in the Warrant) of the Company's Common Stock for any 30 Trading Days is at least $1.00, the average daily trading volume of the Common Stock during such 30-Trading Day period is at least 100,000 shares and a registration statement covering the resale of the shares of Common Stock issuable upon exercise is then effective.

                                  ARTICLE II.
                                PURCHASE AND SALE

      2.1 Closings.

            (a) Initial Closing. Subject to the terms and conditions set forth in this Agreement, at the initial closing of the sale and purchase of Securities under this Agreement (the "INITIAL CLOSING") to and by the Investors thereat, the Company shall issue and sell to each such Investor, and each such Investor shall, severally and not jointly, purchase from the Company Securities for the consideration equal to such Investor's Investment Amount. The Initial Closing shall take place at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022 at such time that an aggregate of at least $1,500,000 is held in Escrow for the purchase of Securities (the "INITIAL CLOSING DATE") or at such other location or time as the Company and the Placement Agent may agree.

            (b) Subsequent Closings. The subsequent closings of the sale and purchase of Securities under this Agreement to and by Investors (each, a "SUBSEQUENT CLOSING" and together with the Initial Closing, the "CLOSINGS" and each, a "CLOSING"), shall take place at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022 on any date between the Initial Closing Date and the Termination Date as the Company and the Placement Agent may mutually agree (each such date is hereinafter referred to as a "SUBSEQUENT CLOSING DATE") or at such other location or time as the Company and the Placement Agent may agree. Notwithstanding anything herein to the contrary, the aggregate Investment Amount of the Investors shall not exceed $7,000,000 without the prior written consent of the Placement Agent, the Issuer and a Majority of the Investors; provided, however, the Issuer, in its sole discretion, shall have the option to increase the Investment Amount to up to $10,000,000 without the consent of a Majority of the Investors or the Placement Agent.

      2.2 Closing Deliveries. (a) At each Closing, the Company shall deliver or cause to be delivered to each Investor who or which is purchasing Securities at such Closing the following:

                  (i) a stock certificate evidencing such number of Shares as is equal to such Investor's Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

                  (ii) a Warrant to purchase such number of Shares as is equal to such Investor's Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

                  (iii) the legal opinion of Company Counsel, in form and substance reasonably acceptable to the Placement Agent and its counsel; and

                  (iv) the Registration Rights Agreement, duly executed by the Company.

            (b) At each Closing, each Investor who or which is purchasing Securities at such Closing shall deliver or cause to be delivered to the Company the following:

                  (i) his, her or its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                  (ii) the Registration Rights Agreement, duly executed by such Investor.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor with respect to GXPT as of the date of this Agreement and with respect to the Combined Company as of each Closing Date as follows, except as set forth on the Schedules attached hereto, which Schedules may be updated (as contemplated by Section 5.1(a)) with respect to the representations and warranties made by the Company as of any Subsequent Closing, but which such amendments shall only be applicable to the purchase of Securities at such Subsequent Closing:

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and its stockholders and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. Except as set forth in Schedule
3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of
(A) one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and (B) a Notice of Sale of Securities on Form D within 15 days of the relevant Closing Date, (ii) filings required by state securities laws, which the Company will promptly, and in any event prior to (A) the due date prescribed by applicable law and (B) the Effectiveness Date (as such term is defined in the Registration Rights Agreement) under the Registration Statement, make (at the sole expense of the Company) in order to permit the holders of the Securities to resell Shares to Persons in each State in the U.S.A., and (iii) those that have been made or obtained prior to the date of this Agreement.

            (f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock all of the Shares issuable pursuant to this Agreement and pursuant to the Warrants.

            (g) Capitalization.

                  (i) The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exchangeable for or exercisable into shares of capital stock of the Company), and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is set forth in Schedule 3.1(g). All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assesable and have been issued in compliance with all applicable securities laws. Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company or other agreement and the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth on Schedule 3.1(g) attached hereto, to the knowledge of the Company, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act) or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares that may be owned at any one time.

                  (ii) Immediately following the Closing, the Company's issued and outstanding shares of capital stock, on a fully diluted basis, shall be allocated as set forth on Schedule 3.1(g)(ii).

            (h) Commission Reports; Financial Statements. The Common Stock of the Company has been registered under Section 12 of the Exchange Act and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. The financial statements of the Company to be provided to the Investors prior to the relevant Closing comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, or in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The financial statements referred to in this Section 3.1(h) contain all certifications and statements required by the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. The financial statements referred to in this Section 3.1(h) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows.

            (i) Press Releases. The press releases disseminated by the Company during the two (2) years preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under they they were made, not misleading.

            (j) Material Changes. Since the date of the latest audited financial statements except as set forth on Schedule 3.1(j) attached hereto, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent in nature and amount with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in Schedule 3.1(k) attached hereto, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the best knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (l) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

            (m) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

            (n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in Schedule 3.1(n) attached hereto, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (o) Title to Assets. The Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

            (p) Patents and Trademarks. (i) The PPM accurately describes (i) all issued Patents and registrations and applications for all Patents, Trademarks and Copyrights owned by or licensed to the Company or any Subsidiary relating to Intellectual Property, and (iii) all material contracts, agreements and arrangements relating to Intellectual Property (whether in writing or oral) to which the Company or any Subsidiary is a party, by which any of their respective assets or properties are bound or which are used or useful in the business of the Company and/or any Subsidiary as currently conducted or as proposed to be conducted. As used herein, the term "INTELLECTUAL PROPERTY" means (i) all compounds and inventions (whether patentable or unpatentable and whether or not reduced to practice) and all improvements thereon, (ii) all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (collectively, "PATENTS"), (iii) all trademarks, service marks, trade dress, logos, trade names and corporate names (collectively, "TRADEMARKS"), including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iv) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith (collectively, "COPYRIGHTS"), (v) all mask works and all applications, registrations and renewals in connection therewith, (vi) all trade secrets and confidential business information (including, without limitation, ideas, research and development, data, results, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (vii) all computer software (including data and related documentation) and (viii) all other proprietary rights.

                  (ii) The Company or its Subsidiary, as applicable, owns, is licensed to use, or otherwise has the right to use all Company Intellectual Property and all such Company Intellectual Property will be owned or available for use by the Company and/or the Subsidiary, as applicable, following the relevant Closing. The Company and the Subsidiaries have taken all necessary and commercially reasonable actions to maintain and protect their material owned or licensed Company Intellectual Property. As used herein, "COMPANY INTELLECTUAL PROPERTY" means all Intellectual Property used or held for use by the Company or any Subsidiary in the conduct of the business of the Company or any Subsidiary as currently conducted or as proposed to be conducted.

                  (iii) To the best knowledge of the Company, neither the Company nor any Subsidiary has infringed upon or misappropriated any Intellectual Property rights of third parties, and the continued operation of the Company and the Subsidiaries as currently conducted and as proposed to be conducted does not infringe upon or misappropriate or otherwise violate any Intellectual Property rights of third parties. To the Company's best knowledge, no Person has infringed upon or misappropriated or otherwise violated any Company Intellectual Property.

                  (iv)  Except  as  disclosed  in the  PPM or as  set  forth  on
Schedule 3.1(p) attached hereto, with respect to each item of Company Intellectual Property: (i) the Company or a Subsidiary possesses all right, title (if owned) and interest in and to the item, free and clear of any Lien (other than, in the case of licensed Intellectual Property, restrictions created by the licenses themselves); (ii) the item of Company Intellectual Property is not subject to any outstanding order, injunction, judgment, decree or ruling of any Regulatory Authority (other than the applicable patent and trademark prosecution protection proceedings themselves); (iii) all of the issued Patents are valid and enforceable; and (iv) none of the Patents have been abandoned. As used herein, the term "Regulatory Authority" means any applicable government regulatory authority, domestic or foreign, involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of any Product of the Company or any Subsidiary: the term "Product" means preparations in final form for sale by prescription, over-the-counter or any other method that contains Compound or one or more active ingredients; the term "Compound" means compound or compounds described in the PPM as belonging to the Company or any Subsidiary or claimed by the Company or a Subsidiary in one or more of Patents.

                  (v) The rights to all inventions of any of the Company's or any Subsidiary's employees or consultants, former employees or consultants made while either not employed or retained by the Company or Subsidiary, as applicable, which are utilized by the Company in the conduct of the Company's or any Subsidiary's business as presently conducted or as proposed to be conducted have been fully assigned or licensed to the Company or the Subsidiary, as applicable. The rights to all inventions of any of the Company's or any Subsidiary's employees or consultants, former employees or consultants made while employed or retained by the Company or any Subsidiary, which are utilized by the Company in the conduct of the Company's or any Subsidiary's business as presently conducted or as proposed to be conducted have been fully assigned or licensed to the Company or the Subsidiary, as applicable.

            (q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (r) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(r) attached hereto, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (s) Internal Accounting Controls. The Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. Except as set forth on Schedule 3.1(s), the Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company's financial statements.

            (t) Solvency. Following the consummation of the transactions contemplated hereby, (i) the Company's fair saleable value of its assets in an orderly liquidation exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid; and (iv) the Company's total indebtedness shall not exceed $1,1000,000 (exclusive of approximately $580,000 of notes to be converted upon the Initial Closing and amounts owing to Penn under the Penn License of up to $485,000 through December 15, 2007). The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (u) Certain Fees. Except as described in Schedule 3.1(u), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (v) Certain Registration Matters. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.3(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents. Except for the Registration Rights Agreement and/or as described in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

            (w) Listing and  Maintenance  Requirements.  Except as  specified on
Schedule 3.1(w) attached hereto, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted, including the applicable eligibility rules thereunder. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

            (x) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (y) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.

            (z) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

            (aa) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Other than as set forth on Schedule 3.1(aa) attached hereto, neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under the circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities contemplated hereby.

            (bb) Form SB-2 Eligibility. The Company is eligible to register its Common Stock for resale by the Investors using Form SB-2 promulgated under the Securities Act.

            (cc) Going Concern. Following consummation of the transactions contemplated hereby (after taking into account the proceeds received by the Company from the sale of the Securities) the Company has no knowledge or reason to believe that the Company's independent public accountants will issue an audit letter containing a "going concern" opinion in connection with the Company's quarterly report on Form 10-QSB pursuant to Section 13 or 15(d) under the Exchange Act for the period ended July 31, 2004 or otherwise.

            (dd) Foreign Corrupt Practice. Neither the Company no any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate fund; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (ee)  Share  Exchange  and  Reorganization  Agreement.  Each  of the
representations and warranties of GXPT and Advaxis contained in the Share Exchange and Reorganization Agreement is true and correct as of the date of such agreement and (except as modified by the closing of the transactions contemplated hereby and thereby) as of the relevant Closing.

            (ff) Disclosure. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including, without limitation, the Company's representations and warranties set forth in this Agreement and the disclosure contained in the PPM) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.2.

      3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

            (a) Organization;  Authority.  Such Investor,  if an entity, is duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. Such Investor, if a natural person, has the legal capacity and has the power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out his or her obligations thereunder. The execution, delivery and performance by such Investor, if an entity, of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against him, her or it in accordance with its terms.

            (b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Investor Status/Residence. At the time such Investor was offered the Securities, he, she or it was, and at the date hereof he, she or it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act. Each Investor represents that, to the extent that he or she is an individual, that he or she is a resident of the state set forth opposite his or her name on signature page, and, to the extent that it is an organizational entity, they it has been organized under the laws of the state or country set forth opposite its name on signature page.

            (d)  General  Solicitation.  Such  Investor  is not  purchasing  the
Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (e) Access to Information. Such Investor acknowledges that it has reviewed this Agreement, the Disclosure Schedules and the PPM and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of this Agreement, the Disclosure Schedules and the PPM and the Company's representations and warranties contained in the Transaction Documents. The Transaction Documents, the Disclosure Schedules and the PPM supersede any other documents separately provided to the Investor by the Company or the Placement Agent.

            (f) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor's business and/or legal counsel in making such decision.

The Company acknowledges and agrees that each Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Restrictive Legends.

            (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in the legend contained in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

            (b)   Certificates   evidencing  the  Securities  will  contain  the
following legend, until such time as they are not required under Section 4.1(c):

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

            (c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a Registration Statement covering the resale of such securities is effective under the Securities Act, or (ii) following a sale of such Securities pursuant to Rule 144, or (iii) while such Securities are eligible for sale under Rule 144(k), or
(iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (iv), however, that the beneficial owner of the Securities is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing Securities, the Company will, not later than five Trading Days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing such Securities containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

      4.2 Furnishing of Information. As long as any Investor owns the Securities and the Company is subject thereto, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell such Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Securities Laws Disclosure; Publicity. On the Initial Closing Date, the Company shall issue a press release reasonably acceptable to a Majority of the Investors disclosing the transactions contemplated hereby and file with the Commission a Current Report on Form 8-K (reasonably acceptable to a Majority of the Investors by written consent or telephonic conference call as the Company may determine in its sole discretion) disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement filed pursuant to the Registration Rights Agreement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

      4.4 Blue Sky Filings. The Company shall file all applicable federal and state securities laws filings required in connection with the sale of the Securities.

      4.5 Indemnification of Investors. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their respective directors, officers, managers, shareholders, partners, members, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

      4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder as set forth in the PPM; provided, however, the Company agrees that it shall use no more than $300,000 of the proceeds from the Initial Closing to satisfy Company indebtedness outstanding as of the Initial Closing Date (including without limitation a maximum of $178,000 that may be paid to Penn under the Penn License out of such proceeds).

      4.8 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be intergrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

      4.9 Reservation of Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

      4.10 Trading Market. The Company shall use its best efforts to apply, as soon as practicable, to have the Common Stock (including, without limitation, the Shares) listed upon the American Stock Exchange or included for quotation on the Nasdaq National Stock Market.

      4.11 Conduct of Business by the Company Pending the Termination Date. The Company covenants and agrees that, between the date hereof and the Termination Date, the Company shall not conduct any business or take any action other than in connection with the maintenance and preservation of its corporate existence, the compliance with applicable laws (including federal and state securities laws) or as expressly required or permitted by this Agreement or as contemplated or required by the Share Exchange and Reorganization Agreement or as disclosed in the PPM, unless a Majority of the Investors shall otherwise agree by written consent or by telephonic conference call. By way of amplification and not limitation, except as expressly permitted by this Agreement or as contemplated by the Share Exchange and Reorganization Agreement, the Company shall not and shall not permit or cause any Subsidiary to, between the date hereof and the Termination Date, directly or indirectly do, or propose to do, any of the following with the prior written consent of a Majority of the Investors:

            (a) amend or otherwise change the Certificate of Incorporation or By-laws or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of the Company;

            (b) issue, sell, transfer, pledge, dispose of or encumber, or authorize the issuance, sale, transfer, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, other than with respect to the incurrence of indebtedness pursuant to the issuance of convertible promissory notes and the issuance of warrants related thereto (which convertible promissory notes and warrants shall be exchanged for Units on the same terms as the Advaxis Notes), or any other ownership interest of the Company; or sell, transfer, pledge, dispose of or encumber, or authorize the sale, transfer, pledge, disposition or encumbrance of any assets of the Company or redeem, purchase or otherwise acquire, directly or indirectly, any of the capital stock of the Company other than pursuant to a stock option plan approved by the Company's board of directors or other agreement or arrangement approved by the Company's board of directors;

            (c) declare, set aside or pay any dividend or other distribution (whether in cash, stock or other securities or property or any combination thereof, other than the payment in kind of accrued but unpaid dividends to holders of preferred stock of the Subsidiary prior to the Termination Date) in respect of any of its capital stock or other equity interests, split, combine or reclassify any of its capital stock or other securities or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing;

            (d) sell, transfer, lease, license, sublicense, mortgage, pledge, dispose of, encumber, grant or otherwise dispose of any material properties or assets, or amend or modify in any way any existing agreements with respect to any material properties or assets other than in the ordinary course of business;

            (e) purchase, acquire (by merger, consolidation, acquisition of stock or other securities or assets or otherwise), lease, license, sublicense or otherwise obtain any interest in any properties or assets other than in the ordinary course of business and consistent with past practice; incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or enter into any financial commitments, in each case other than in the ordinary course of business and consistent with past practice;

            (f) change any accounting policies or procedures (including procedures with respect to reserves, revenue recognition, payments of accounts payable and collection of accounts receivable) unless required by statutory accounting principles or U.S. generally acceptable accounting principles;

            (g) create, incur, suffer to exist or assume any liability or obligation (absolute, accrued, contingent or otherwise) other than up to an aggregate of $100,000 in indebtedness incurred for the purposes of undertaking actions permitted under the first sentence of this Section 4.11, or with respect to the incurrence of indebtedness pursuant to the issuance of convertible promissory notes and the issuance of warrants related thereto (which convertible promissory notes and warrants shall be exchanged for Units on the same terms as the Advaxis Notes), or in the ordinary course or business and consistent with past practice or any lien on any of its material assets;

            (h) engage in any transaction, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any related party, other than those existing as of the date hereof;

            (i) fail to maintain in full force and effect all self-insurance and insurance, as the case may be, currently in effect;

            (j) hire or terminate any senior level or key employee or consultant; increase the compensation (including, without limitation, bonus) payable or to become payable to its officers or employees, or grant any severance or termination pay or stock options to, or enter into any employment or severance agreement with any director, officer or other senior level or key employee of the Company, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock or other equity option, restricted stock or other restricted security, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees;

            (k) (A) enter into any material agreement, contract or commitment of any kind or nature whatsoever, (B) modify, amend or transfer or terminate any material agreement other than in the ordinary course of business to which the Company is a party, including, without limitation, the Share Exchange and Reorganization Agreement, or waive, release or assign any material rights or claims thereunder that adversely the rights of the Investors or (C) enter into any lease with respect to real property with any third party other than as approved by the Company's board of directors;

            (l) pay, discharge, satisfy or settle any litigation or waive, assign or release any rights or claims, or pay, discharge or satisfy any liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in an amount or value not exceeding $25,000 in any instance or series of related instances or $50,000 in the aggregate or in connection with any amounts owed Penn pursuant to the Penn License;

            (m) issue any press release or make any public announcement which has not been approved by a Majority of the Investors, provided that a Majority of the Investors may not unreasonably withhold consent for any press release or announcement required by applicable law; or

            (n) authorize, recommend, propose or announce an intention to do any of the foregoing, or agree or enter into any agreement, contract commitment or arrangement to do any of the foregoing.

      4.12 Notification. Between the date of this Agreement and the Termination Date, the Company will promptly notify the Investors and Advaxis in writing of the following:

            (a) any fact or any condition that causes any of the Company's representations and warranties in this Agreement to be materially inaccurate as of the date of this Agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause any such representation or warranty to be materially inaccurate had such representation and warranty been made as of the time of the occurrence or discovery of such fact or condition;

            (b) any fact or any condition that causes any of the Company's or Advaxis' representations and warranties in the Share Exchange and Reorganization Agreement to be materially inaccurate as of the date of such agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause any such representation or warranty to be materially inaccurate had such representation and warranty been made as of the time of the occurrence or discovery of such fact or condition;

            (c) any breach by the Company or by Advaxis of the Share Exchange and Reorganization Agreement; or

            (d) any fact or circumstance which might reasonably be expected to delay or prevent the closing of the transactions contemplated by the Share Exchange and Reorganization Agreement or this Agreement.

      4.13 Best Efforts. Between the date of this Agreement and the Closing Date, the Company will use its best efforts to comply with the provisions of the Share Exchange and Reorganization Agreement and to consummate the transactions contemplated thereby and to cause the conditions in Sections 5.1 and 5.2 to be satisfied.

      4.14 Additional Covenants. After the Initial Closing Date and until the earlier to occur of the eighteenth month anniversary of the Termination Date and the date which is 90 days following the date on which a Registration Statement covering the resale of the Shares is declared effective by the Commission:

            (a) the Company shall not, and shall not permit or cause any Subsidiary to, directly or indirectly do, or propose to take any action which could have or reasonably be expected to result in a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its Subsidiaries;

            (b) unless otherwise approved by a Majority of Investors, the Company shall not cause or permit (i) the issuance, sale, transfer, pledge, disposition or encumbrance of any shares of the Subsidiary's capital stock (other than the issuance of shares of capital stock of the Company) other than as disclosed in the PPM, (ii) the sale, transfer, lease, license, sublicense, mortgage, pledge, disposition or encumbrance of any of the Subsidiary's assets, other than in the ordinary course of the Subsidiary's business consistent with past practice or as otherwise disclosed in the PPM, or (iii) the merger, consolidation or similar transaction involving the Subsidiary, as a result of which the Company is no longer the sole equity holder of the Subsidiary or the company surviving the transaction; as used in this Section 4.14(b), the term "Subsidiary" refers only to the Company's sole Subsidiary as of the Initial Closing;

            (c) the Company shall comply with all applicable laws, including, without limitation, federal and state securities laws and the Sarbanes-Oxley Act of 2002, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect;

            (d) the Company shall use its best efforts to file, as soon as practicable following the final Closing Date, a Schedule 14C Information Statement (in form and substance reasonably satisfactory to the Placement Agent and its counsel) with the Commission relating to an amended and restated certificate of incorporation with the Secretary of State of the State of Colorado, to effect (i) a change in the par value of its Common Stock to $0.001 per share, (ii) creation of "blank check" preferred stock, and (iii) changing the name of the Company to Advaxis, Inc.;

            (e) the Company shall use its best efforts to file, within 30 days following the Initial Closing Date, with the National Association of Securities Dealers, Inc., or its affiliates, all information required by Rule 15c2-11 under the Exchange Act, if required to enable a market maker to begin trading in the Company's Common Stock; and

            (f) as soon as practicable after the Initial Closing, the Company shall change its transfer agent to Continental Stock Transfer & Trust, American Stock Transfer or such other agent as the Company and the Placement Agent may agree.

                                   ARTICLE V.

                             CONDITIONS TO CLOSINGS

      5.1 Conditions to Investors' Obligations at the Closings. With respect to each Closing, the obligation of each Investor to purchase Securities at such Closing is subject to the satisfaction or waiver by such Investor, at or prior to such Closing Date, of the following conditions:

            (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3.1 hereof shall be true and correct as of such Closing Date and with respect to the Combined Company with the same force and effect as if they had been made as of such Closing Date, and with respect to Subsequent Closings, the Company shall have updated the Schedules to this Agreement setting forth exceptions to such representations and warranties up through the relevant Subsequent Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing. The Company shall have delivered to the Investors a certificate, duly executed by its Chief Executive Officer, attesting to the satisfaction of the foregoing conditions.

            (b) Legal Investment. On such Closing Date, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Investors and the Company are subject.

            (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and made all necessary or appropriate filings under applicable "blue sky" laws or otherwise (except for such as may be properly obtained subsequent to such Closing).

            (d) Share Exchange and Reorganization Agreement. The closing of the Share Exchange and Reorganization Agreement shall have occurred and the Investors shall have received satisfactory evidence of the same.

            (e) Minimum Investment. The aggregate Investment Amount of all Investors shall be at least $1,500,000.

            (f) Reverse Split. On or prior to the Initial Closing Date, the Company shall have effected a recapitalization having the same effect as a 1 for 200 reverse stock split (whether through a reverse split or a contribution of shares for cancellation) (the "REVERSE SPLIT") and, if effected through a contribution of shares of Common Stock for cancellation, certificates representing such surrendered shares shall have been received in proper form and shall have been cancelled by the Company giving effect to the Reverse Split.

            (g) Secretary's Certificate. The Company shall have delivered to the Investors, a certificate having attached thereto (i) the Company's Charter, certified by the Secretary of State of the State of Colorado, as in effect at the time of such Closing, (ii) the Company's By-Laws as in effect at the time of such Closing, (iii) resolutions approved by the Board of Directors of the Company authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company's stockholders authorizing the filing of the Charter, and (v) good standing certificates (including tax good standing) with respect to the Company from the applicable authority(ies) in Colorado and any other jurisdiction in which the Company is qualified to do business, dated a recent date before such Closing.

            (h) Conversion of Advaxis Notes. On the Initial Closing Date, the outstanding bridge notes of Advaxis set forth on Schedule 5.1(h) (the "ADVAXIS NOTES"), shall have been converted into Units pursuant to an agreement among the holders of the Advaxis Notes and Advaxis.

            (i) Plan. The Company's 2004 Stock Option and Incentive Plan shall have been adopted by the Board of Directors and the stockholders of the Company and 2,381,525 shares of Common Stock shall have been reserved for issuance under the Plan.

            (j) Exchange of Options and Warrants. On or prior to the Initial Closing, (i) all of the issued and outstanding warrants to purchase shares of Advaxis capital stock shall be exchanged for warrants to purchase 584,885 shares of Common Stock and (ii) all of the issued and outstanding options to purchase shares of Advaxis capital stock shall be exchanged for options to purchase an aggregate of 2,381,525 shares of Common Stock.

            (k) Standstill Agreement. On or prior to the Initial Closing, the shareholders of Advaxis immediately prior to the closing of the transactions contemplated by the Share Exchange and Reorganization Agreement shall have agreed in writing not to sell any of their interests in the Combined Company until such time as there shall have been filed with and declared effective by the Commission, a registration statement in respect of the Shares purchased by the Investors hereunder.

            (l) No Material Adverse Change. From the date of this Agreement to the Initial Closing Date, there shall have been no material adverse change in the business, operations or financial condition of the Company.

            (m) Other Documents. All other documents, instruments and writing required by the Investors, to be delivered to them pursuant to this Agreement, in form and substance satisfactory to the Investors.

      5.2 Conditions to Obligations of the Company. With respect to each Closing, the Company's obligation to issue and sell the Shares at such Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

            (a) Representations and Warranties True. The representations and warranties in Section 3.2 made by the Investors who or which are purchasing Securities at such Closing shall be true and correct at the date of such Closing, with the same force and effect as if they had been made on and as of said date.

            (b) Performance of Obligations. The Investors who or which are purchasing Securities at such Closing shall have performed and complied with all agreements and conditions herein required to be performed or complied with by such Investors on or before such Closing.

            (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to such Closing).

            (d) Share Exchange and Reorganization Agreement. The closing of the Share Exchange and Reorganization Agreement shall have occurred and the Investors shall have received satisfactory evidence of the same.

            (e) Minimum Investment. The aggregate Investment Amount of all Investors shall be at least $1,500,000.

            (f) Reverse Split. On or prior to the Initial Closing Date, the Company shall have effected the Reverse Split.

            (g) Conversion of Advaxis Notes. On the Initial Closing Date, the Advaxis Notes shall have been converted into Units pursuant to an agreement among the holders of the Advaxis Notes and Advaxis.

            (h) Plan. The Company's Plan shall have been adopted by the Board of Directors and the stockholders of the Company and 2,381,525 shares of Common Stock shall have been reserved for issuance under the Plan.

            (i) Exchange of Options and Warrants. On or prior to the Initial Closing, (i) all of the issued and outstanding warrants to purchase shares of Advaxis capital stock shall be exchanged for warrants to purchase 584,885 shares of Common Stock and (ii) all of the issued and outstanding options to purchase shares of Advaxis capital stock shall be exchanged for options to purchase an aggregate of 2,381,525 shares of Common Stock.

            (j) Release of Escrow. On such Closing Date, the Investment Amount payable by each Investor who or which are purchasing Securities at such Closing shall be released from Escrow and delivered to the Company.

                                   ARTICLE VI.

                                   TERMINATION

      6.1 (a) This Agreement shall terminate on the earliest to occur of any of the following events (such date of termination, the "TERMINATION DATE"):

            (i)   termination   or   rescission   of  the  Share   Exchange  and
Reorganization Agreement;

            (ii) the mutual written agreement of a Majority of the Investors and the Company; or

            (iii) the close of business on October 15, 2004, or such later date as may be agreed upon by the Company and the Placement Agent, provided, that, if any Closings under this Agreement have occurred prior to such October 15th or later date, then this Agreement shall terminate only as to provisions relating to Subsequent Closings following such date and the representations, warranties, agreements, covenants and obligations of the parties hereto pursuant to this Agreement, as they shall relate to any Closings which have so occurred, will survive.

            (b) If the Agreement is terminated pursuant to Section 6.1(a), the funds held in Escrow shall be released and delivered to the applicable Investors.

                                  ARTICLE VII.

                                  MISCELLANEOUS

      7.1 Fees and Expenses. The Company shall pay the fees and expenses of its own advisors, counsel, accountants and other experts, and up to $50,000 of the fees and expenses of the Placement Agent's advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities under this Agreement.

      7.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      7.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company
      or Advaxis:            Great Expectations and Associates, Inc.
                             c/o Advaxis, Inc.
                             212 Carnegie Center
                             Suite 206
                             Princeton, New Jersey 08540
                             Attn: J. Todd Derbin
                             Facsimile Number: (609) 497-9299

      With a copy to:        Reitler Brown & Rosenblatt LLC
                             800 Third Avenue
                             21st Floor
                             New York, New York 10022
                             Attn: Gary Schonwald
                             Facsimile Number: (212) 371-5500

      If to an Investor:     To the address set forth under such Investor's name
                             on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      7.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by (a) the Company, (b) Advaxis and (c) the relevant Investor(s) if such amendment or waiver relates only to certain Investors, or a Majority of the Investors. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      7.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

      7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of a Majority of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities.

      7.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5 as to each Investor Party.

      7.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced non-exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE A PROCEEDING TO ENFORCE ANY PROVISIONS OF A TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEY'S FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH PROCEEDING.

      7.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery of the Securities.

      7.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      7.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      7.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

      7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.16 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

      7.17 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

      7.18 Adjustments in Share Numbers and Prices. In the event of any stock split (other than the Reverse Split), subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock (other than conversion of the Advaxis Notes)), combination or other similar recapitalization or event occurring after the date hereof, each reference in the Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

      7.19 Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonable requested by the other parties hereto to effectuate the purposes of this Agreement.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

                             COMPANY COUNTERPART TO
                          SECURITIES PURCHASE AGREEMENT

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                                         GREAT EXPECTATIONS AND ASSOCIATES, INC.


                                         ---------------------------------------
                                         Name:
                                         Title:

Acknowledged and Agreed this __ day of September, 2004

ADVAXIS, INC.


---------------------------------------
Name:
Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

                             INVESTOR COUNTERPART TO
                          SECURITIES PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of this _____ day of _________________________, 2004.


------------------------------
Number of Units subscribed for

                                              INDIVIDUAL:


------------------------------                ----------------------------------
Investment Amount                             Name:

                                              SS#
                                                 -------------------------------

                                              NON-INDIVIDUAL:


                                              ----------------------------------
                                              Name of Entity


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              Tax ID #:
                                                       -------------------------

                                              ADDRESS*:

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                              Attention:
                                                        ------------------------
                                              Facsimile:
                                                        ------------------------

*  INDIVIDUALS  SHOULD  LIST  THEIR  PRIMARY  RESIDENCE;   COMPANIES  AND  OTHER
NON-NATURAL PERSONS SHOULD LIST THEIR PRINCIPAL PLACE OF BUSINESS.